SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2004


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                             61-0712014
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 5, 2004, Steel Technologies Inc. issued a press release announcing its Board of Directors has declared a semiannual cash dividend of $0.10 per share. The dividend is payable on December 3, 2004, to shareholders of record as of November 19, 2004. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

    Exhibit No.                         Description of Exhibit
    -----------                         ----------------------

        99 Press release issued by Steel Technologies on November 5, 2004, regarding the declaration of a semiannual cash dividend.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
            (Registrant)




By   /s/Joseph P. Bellino
     --------------------------
        Joseph P. Bellino
        Chief Financial Officer


Dated:  November 5, 2004

                                   EXHIBIT 99

                                  NEWS RELEASE

Contact: Bradford T. Ray                    Joseph P. Bellino
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110


                        STEEL TECHNOLOGIES INC. DECLARES
                     SEMIANNUAL DIVIDEND OF $0.10 PER SHARE


LOUISVILLE, Ky. (November 5, 2004) - Steel Technologies Inc. (NASDAQ/NM: STTX) today announced that its Board of Directors has declared a semiannual cash dividend of $0.10 per share. The dividend is payable on December 3, 2004, to shareholders of record as of November 19, 2004.

Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, railcar, construction, hardware, and consumer goods. The Company has 21 facilities, including its joint-venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.

                                      -END-